UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   March 22, 20043

                  UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.
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Florida                      000-50022                   01-0626963
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State or other jurisdiction   Commission File IRS Employer Identification
 of incorporation)                Number                No.


3801 N. University Drive, Suite 317
Sunrise, Florida                              33351
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(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     954-748-3322


                                       n/a
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          (Former name or former address, if changed since last report)


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Item 5:  Other Events and Regulation FD Disclosure

     In the matter of Universal Healthcare Management Systems, Inc. vs. Mirador Consulting, Inc. (Case 0401480, filed on January 27, 2004 in the Circuit Court of Broward County, Florida), Mirador Consulting, Inc. filed an Answer and a Counter Claim to the Complaint. Thereafter the dispute between the parties was settled on a confidential basis and the case was dismissed with prejudice, subject to the parties' respective compliance with the terms thereof.





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                                    SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Date: March 25, 2004                   By:   /s/ K.Hankin
                                        ----------------------
                                         Kenneth Hankin, President